EXHIBIT 10.16

NEXSAN TECHNOLOGIES INCORPORATED

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT is entered into as of March 31, 2004, by and between COMERICA BANK (“Bank”) and NEXSAN TECHNOLOGIES INCORPORATED (“Borrower”).

RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower.  This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

AGREEMENT

The parties agree as follows:

1.             DEFINITIONS AND CONSTRUCTION.

1.1          Definitions.  As used in this Agreement, the following terms shall have the following definitions:

“Accounts” means all presently existing and hereafter arising accounts, contract rights, payment intangibles, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.

“Advance” or “Advances” means a cash advance or cash advances under the Revolving Facility.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners.

“Bank Expenses” means all:  reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank’s reasonable attorneys’ fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought

“Borrower’s Books” means all of Borrower’s books and records including:  ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Borrowing Base” means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Change in Control” shall mean a transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

“Closing Date” means the date of this Agreement.

“Code” means the California Uniform Commercial Code.

“Collateral” means the property described on Exhibit A attached hereto.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued or provided for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect such Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Credit Extension” means each Advance, Letter of Credit or any other extension of credit by Bank for the benefit of Borrower hereunder.

“Current Liabilities” means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

“Daily Balance” means the amount of the Obligations owed at the end of a given day.

“Eligible Accounts” means those Accounts that arise in the ordinary course of Borrower’s business that comply with all of Borrower’s representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank’s reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof.  Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a)           Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

(b)           Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

(c)           Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

(d)           Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

(e)           Accounts with respect to which the account debtor is an Affiliate of Borrower;

(f)            Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

(g)           Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

(h)           Accounts with respect to which the account debtor is a military agency or which were generated from the sale of defense articles or services;

(i)            Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower or for deposits or other property of the account debtor held by Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

(j)            Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

(k)           Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

(l)            Accounts the collection of which Bank reasonably determines to be doubtful.

“Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that (i) are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, or (ii) that Bank approves on a case-by-case basis.

“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” has the meaning assigned in Article 8.

“GAAP” means generally accepted accounting principles as in effect from time to time.

“Guarantor” means Nexsan Corporation.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

“Insolvency Proceeding” means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Inventory” means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower’s Books relating to any of the foregoing.

“Investment” means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into in connection with this Agreement, all as amended or extended from time to time.

“Material Adverse Effect” means a material adverse effect on (i) the business operations, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents or (iii) the value or priority of Bank’s security interests in the Collateral.

“Negotiable Collateral” means all of Borrower’s present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower’s Books relating to any of the foregoing.

“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

“Periodic Payments” means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

“Permitted Indebtedness” means:

(a)           Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)           Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)           Indebtedness secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided (i) such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and (ii) such Indebtedness does not exceed $100,000 in the aggregate at any given time; and

(d)           Subordinated Debt.

“Permitted Investment” means:

(a)           Investments existing on the Closing Date disclosed in the Schedule; and

(b)           (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank and (iv) Bank’s money market accounts.

“Permitted Liens” means the following:

(a)           Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

(b)           Liens for taxes, fees, assessments or other governmental charges or levies, ether not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank’s security interests;

(c)           Liens (i) upon or in any equipment which was not financed by Bank acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

(d)           Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“Prime Rate” means the variable rate of interest, per annum, most recently announced by Bank, as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank.

“Quick Assets” means, at any date as of which the amount thereof shall be determined, the unrestricted cash and cash-equivalents and accounts receivable (net of reserves therefore) of Borrower (on a consolidated basis) determined in accordance with GAAP.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

“Revolving Facility” means the facility under which Borrower may request Bank to issue Advances, as specified in Section 2.1(a) hereof.

“Revolving Line” means a credit extension of up to Three Million Dollars ($3,000,000).

“Revolving Maturity Date” means March 31, 2006; provided, however, that the Revolving Maturity Date may be extended through and including March 31, 2007, subject to (i) Borrower’s prior written request therefor, received by Bank no later than ninety (90) days prior to the then current Revolving Maturity Date; (ii) receipt by Bank (concurrent with the request for extension) of Borrower’s pro forma operating budget for the following two (2) years, in form and content reasonably satisfactory to Bank; and (iii) Bank’s final credit approval thereof.

“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.

“Subordinated Debt” means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

“Subsidiary” means any corporation, company or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock or other units of ownership which by the terms thereof has the ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

1.2          Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP.  When used herein, the terms “financial statements” shall include the notes and schedules thereto.

2.             LOAN AND TERMS OF PAYMENT.

2.1          Credit Extensions.

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder.  Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

(a)           Revolving Advances.

(i)            Subject to and upon the terms and conditions of this Agreement, Borrower may request, and Bank shall make, Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Revolving Line or (ii) the Borrowing Base, minus, in each case, the aggregate face amount of all outstanding Letters of Credit.  Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable.  Borrower may prepay any Advances without penalty or premium.

(ii)           Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made.  Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto.  Bank shall make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid.  Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.  Bank will credit the amount of Advances made under this Section 2.1(a) to Borrower’s deposit account.

(b)           Letters of Credit.

(i)            Subject to the terms and conditions of this Agreement, at any time prior to the Revolving Maturity Date, Bank agrees to issue or cause to be issued letters of credit for the account of Borrower (each, a “Letter of Credit” and collectively, the “Letters of Credit”) in an aggregate outstanding face amount not to exceed the lesser of the Revolving Line or the Borrowing Base minus, in each case, the aggregate amount of the outstanding Advances and issued Letters of Credit at any time, provided that the aggregate face amount of all outstanding Letters of Credit shall not exceed Five Hundred Thousand Dollars ($500,000).  All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s form of standard application and letter of credit agreement (the “Application”), which Borrower hereby agrees to execute, including Bank’s standard fee equal to the greater of 1.5% per annum of the face amount of each Letter of Credit or Five Hundred Dollars ($500).  On any drawn but unreimbursed Letter of Credit, the unreimbursed amount shall be deemed an Advance under Section 2.1(a).  Prior to the Revolving Maturity Date, Borrower shall secure in cash all obligations under any outstanding Letters of Credit on terms acceptable to Bank.

(ii)           The obligation of Borrower to reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, the Application, and such Letters of Credit, under all circumstances whatsoever.  Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys’ fees, arising out of or in connection with any Letters of Credit, except for expenses caused by Bank’s gross negligence or willful misconduct.

2.2          Overadvances.  If the aggregate amount of the outstanding Advances plus the aggregate face amount of all outstanding Letters of Credit exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

2.3           Interest Rates, Payments, and Calculations.

(a)            Interest Rates.

(i)            Advances.  Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to the Prime Rate.

(b)           Late Fee; Default Rate.  If any payment is not made within ten (10) days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law.  All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

(c)           Payments.  Interest hereunder shall be due and payable on the last calendar day of each month during the term hereof.  Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts or against the Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder.  Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.  All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.

(d)           Computation.  In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate.  All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

2.4          Crediting Payments.  Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies.  After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment.  Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day.  Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

2.5           Fees.  Borrower shall pay to Bank the following:

(a)           Facility Fee.  On the Closing Date, a Facility Fee equal to $7,500, which shall be nonrefundable; and

(b)           Bank Expenses.  On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys’ fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys’ fees and expenses, as and when they become due.

2.6           Additional Costs.  In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

(a)           subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

(b)           imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

(c)           imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to the Obligations, Bank shall notify Borrower thereof.  Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank’s calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

2.7          Term.  This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement.  Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.  Notwithstanding termination, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

3.             CONDITIONS OF LOANS.

3.1           Conditions Precedent to Initial Credit Extension.  The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Agreement;

(b)           a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c)           UCC National Form Financing Statement;

(d)           an Unconditional Guaranty executed by Guarantor,

(e)           a Third Party Pledge agreement executed by Guarantor;

(f)            evidence of or authorization for termination of any Liens other than Permitted Liens;

(g)           securities and/or deposit account control agreements with respect to any such accounts permitted hereunder to be maintained outside Bank;

(h)           agreement to provide insurance;

(i)            payment of the fees and Bank Expenses then due specified in Section 2.5 hereof;

(j)            current financial statements of Borrower;

(k)           an audit of the Collateral, the results of which shall be satisfactory to Bank; and

(l)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

3.2           Conditions Precedent to all Credit Extensions.  The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

(a)           timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

(b)           the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).  The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

4.             CREATION OF SECURITY INTEREST.

4.1          Grant of Security Interest.  Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents.  Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.  Borrower also hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its intellectual property.

4.2                               Delivery of Additional Documentation Required.  Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue the perfection of Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.  Borrower from time to time may deposit with Bank specific time deposit accounts to secure specific Obligations.  Borrower authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any request by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the Obligations are outstanding.

4.3                               Right to Inspect.  Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.                                      REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1                               Due Organization and Qualification.  Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified.

5.2                               Due Authorization; No Conflict.  The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound.  Borrower is not in default under any material agreement to which it is a party or by which it is bound.

5.3                               No Prior Encumbrances.  Borrower has good and marketable title to its property, free and clear of Liens, except for Permitted Liens.

5.4                               Bona Fide Eligible Accounts.  The Eligible Accounts are bona fide existing obligations.  The property and services giving rise to such Eligible Accounts has been delivered or rendered to the account debtor or to the account debtor’s agent for immediate and unconditional acceptance by the account debtor.  Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Borrowing Base Certificate as an Eligible Account.

5.5                               Merchantable Inventory.  All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

5.6                               Intellectual Property.  Borrower is the sole owner of its patents, trademarks, copyrights and other intellectual property, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business.  To the best of Borrower’s knowledge, each of Borrower’s patents is valid and enforceable, and no part of its intellectual property has been judged invalid or unenforceable, in whole or in part, and, except as set forth in the Schedule, no claim has been made that any part of its intellectual property violates the rights of any third party.

5.7                               Name; Location of Chief Executive Office.  Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof.  The chief executive office of Borrower is located at the address indicated in Section 10 hereof.  All Borrower’s Inventory and Equipment is located only at the location set forth in Section 10 hereof.

5.8                               Litigation.  Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect, or a material adverse effect on Borrower’s interest or Bank’s security interest in the Collateral.

5.9                               No Material Adverse Change in Financial Statements.  All consolidated and consolidating financial statements related to Borrower and any Subsidiary that Bank has received from Borrower fairly present in all material respects Borrower’s financial condition as of the date thereof and Borrower’s consolidated and consolidating results of operations for the period then ended.  There has not been a material adverse change in the consolidated or the consolidating financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

5.10                        Solvency, Payment of Debts.  Borrower is solvent and able to pay its debts (including trade debts) as they mature.

5.11                        Regulatory Compliance.  Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA, and no event has occurred resulting from Borrower’s failure to comply with ERISA that could result in Borrower’s incurring any material liability.  Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940.  Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System).  Borrower has complied with all the provisions of the Federal Fair Labor Standards Act.  Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

5.12                        Environmental Condition.  Except as disclosed in the Schedule, none of Borrower’s or any Subsidiary’s properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower’s knowledge, none of Borrower’s properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

5.13                        Taxes.  Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein.

5.14                        Subsidiaries.  Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

5.15                        Government Consents.  Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted, the failure to obtain which could have a Material Adverse Effect.

5.16                        Accounts.  None of Borrower’s nor any Subsidiary’s property is maintained or invested with a Person other than Bank.

5.17                        Full Disclosure.  No representation, warranty or other statement made by Borrower in this Agreement or any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.                                      AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

6.1                               Good Standing.  Borrower shall maintain its and each of its Subsidiaries’ corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which it is required under applicable law.  Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect

6.2                               Government Compliance.  Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA.  Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect.

6.3                               Financial Statements, Reports, Certificates.  Borrower shall deliver the following to Bank (a) as soon as available, but in any event within forty (40) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet, income, and cash flow statement covering Borrower’s consolidated and consolidating operations during such period, prepared in accordance with GAAP, consistently applied, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within one hundred and twenty (120) days after the end of Borrower’s fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and, if applicable, all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or, to Borrower’s knowledge, threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; (e) as soon as available, but in any event no later than thirty (30) days prior to the beginning of Borrower’s fiscal year, an annual business plan prepared on a consolidated and consolidating basis; and (t) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable.

Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and appraise Collateral at Borrower’s expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

6.4                               Inventory; Returns.  Borrower shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made.  Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement.  Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than One Hundred Thousand Dollars ($100,000).

6.5                               Taxes.  Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

6.6                                Insurance.

(a)                                  Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower’s business is conducted on the date hereof.  Borrower shall also maintain insurance relating to Borrower’s business, ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower’s.

(b)                                  All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank.  All such policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof, and all liability insurance policies shall show the Bank as an additional insured and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason.  Upon Bank’s request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor.  All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

6.7                               Accounts.  Borrower shall maintain and shall cause each of its Subsidiaries to maintain its primary depository, operating, and investment accounts with Bank and/or Comerica Securities, Inc.

6.8                               Quick Ratio.  Borrower shall maintain at all times, measured as of the last day of each calendar month, on a consolidated basis with Guarantor, a ratio of Quick Assets to Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank, of at least 1.50 to 1.00.

6.9                               Profitability.  Borrower shall maintain, on a consolidated basis with Guarantor, a minimum net profit before taxes of (a) One Dollar ($1.00) for fiscal year 2004, and (b) Two Million Dollars ($2,000,000) for fiscal year 2005.  Borrower shall incur no more than Five Hundred Thousand Dollars ($500,000) in cumulative losses during fiscal year 2005.

6.10                        Further Assurances.  At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.                                      NEGATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following:

7.1                               Dispositions.  Convey, sell, lease, transfer or otherwise dispose of (collectively, a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, including its intellectual property, other than:  (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) Transfers of worn-out or obsolete Equipment which was not financed by Bank.

7.2                               Change in Business; Change in Control or Executive Office.  Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto); or cease to conduct business in the manner conducted by Borrower as of the Closing Date; or suffer or permit a Change in Control; or without thirty (30) days prior written notification to Bank, relocate its chief executive office or state of incorporation or change its legal name; or without Bank’s prior written consent, change the date on which its fiscal year ends.

7.3                               Mergers or Acquisitions.  Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

7.4                               Indebtedness.  Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

7.5                               Encumbrances.  Create, incur, assume or suffer to exist any Lien with respect to any of its property, including its intellectual property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.  Agree with any Person other than Bank not to grant a security interest in, or otherwise encumber, any of its property, or permit any Subsidiary to do so.

7.6                               Distributions.  Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, or permit any of its Subsidiaries to do so, except that Borrower may repurchase the stock of former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase.

7.7                               Investments.  Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments; or maintain or invest any of its property with a Person other than Bank or permit any of its Subsidiaries to do so unless such Person has entered into an account control agreement with Bank in form and substance satisfactory to Bank; or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

7.8                               Transactions with Affiliates.  Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9                               Subordinated Debt.  Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent.

7.10                        Inventory and Equipment.  Store the Inventory or the Equipment with a bailee, warehouseman, or other third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in pledge possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment.  Store or maintain any Equipment or Inventory at a location other than the location set forth in Section 10 of this Agreement.

7.11                        Compliance.  Become an “investment company” or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.  Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank’s Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

7.12                        Negative Pledge Agreements.  Permit the inclusion in any contract to which it or a Subsidiary becomes a party of any provisions that could restrict or invalidate the creation of a security interest in any of Borrower’s or such Subsidiary’s property.

8.                                      EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1                                 Payment Default.  If Borrower fails to pay, when due, any of the Obligations;

8.2                                Covenant Default.

(a)                                  If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement; or

(b)                                  If Borrower fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten day period or cannot after diligent attempts by Borrower be cured within such ten day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed 30 days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made.

8.3                               Material Adverse Effect.  If there occurs any circumstance or circumstances that could reasonably be expected to have a Material Adverse Effect;

8.4                               Attachment.  If any portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

8.5                               Insolvency.  If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

8.6                               Other Agreements.  If there is a default or other failure to perform in any agreement to which Borrower is a party or by which it is bound resulting in a right by a third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or which could reasonably be expected to have a Material Adverse Effect;

8.7                               Subordinated Debt.  If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

8.8                               Judgments.  If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

8.9                               Misrepresentations.  If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

8.10                        Guaranty.  If any guaranty of all or a portion of the Obligations (a “Guaranty”) ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the “Guaranty Documents”), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank in connection with any Guaranty Document, or if any of the circumstances described in Sections 8.3 through 8.8 occur with respect to any guarantor or any guarantor dies or becomes subject to any criminal prosecution, or any circumstances arise causing Bank, in good faith, to become insecure as to the satisfaction of any of any guarantor’s obligations under the Guaranty Documents.

9.                                      BANK’S RIGHTS AND REMEDIES.

9.1                                  Rights and Remedies.  Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a)                                  Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

(b)                                  Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

(c)                                  Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

(d)                                  Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral.  Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate.  Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith.  With respect to any of Borrower’s owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;

(e)                                  Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

(f)                                    Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral.  Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements shall inure to Bank’s benefit;

(g)                                 Dispose of the Collateral by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

(h)                                 Bank may credit bid and purchase at any public sale; and

(i)                                    Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

9.2                               Power of Attorney.  Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to:  (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; and (g) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral.  The appointment of Bank as Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions hereunder is terminated.

9.3                               Accounts Collection.  At any time during the term of this Agreement, Bank may notify any Person owing funds to Borrower of Bank’s security interest in such funds and verify the amount of such Account.  After the occurrence and during the continuance of an Event of Default, Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

9.4                               Bank Expenses.  If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower:  (a) make payment of the same or any part thereof; (b) set up such reserves under a loan facility in Section 2.1 as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent.  Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral.  Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

9.5                               Bank’s Liability for Collateral.  So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for:  (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever.  All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

9.6                               Remedies Cumulative.  Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative.  Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity, No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower’s part shall be deemed a continuing waiver.  No delay by Bank shall constitute a waiver, election, or acquiescence by it.  No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

9.7                               Demand; Protest.  Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

10.                               NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:	NEXSAN TECHNOLOGIES INCORPORATED
21700 Oxnard Street, Suite 1850
Woodland Hills, CA 91367
Attn: Mohan Vachani – CEO/CFO
FAX: (818) 715-9175

If to Bank:	Comerica Bank
9920 S. La Cienega Blvd., Suite 1401
Inglewood, CA 90301 Attn: Manager
FAX: (310) 338-6110

with a copy to:	Comerica Bank
1100 Glendon Avenue, Suite 2020
Los Angeles, CA 90024
Attn: Scott M. Lane – V.P. & Regional Manager
FAX: (310) 481-1099

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.                               CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.  Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California.  BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT.  EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.                               GENERAL PROVISIONS.

12.1                        Successors and Assigns.  This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion.  Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

12.2                        Indemnification.  Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against:  (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys’ fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.

12.3                        Time of Essence.  Time is of the essence for the performance of all obligations set forth in this Agreement.

12.4                        Severability of Provisions.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

12.5                        Amendments in Writing, Integrating.  Neither this Agreement nor the Loan Documents can be amended or terminated orally.  All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the Loan Documents, if any, are merged into this Agreement and the Loan Documents.

12.6                        Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

12.7                        Survival.  All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions to Borrower.  The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

NEXSAN TECHNOLOGIES INCORPORATED

By:	/s/ Mohan Vachani

Title:	CFO

COMERICA BANK

By:	/s/ ILLEGIBLE

Title:	Vice President

[Signature Page to Loan and Security Agreement]

DEBTOR	NEXSAN TECHNOLOGIES INCORPORATED

SECURED PARTY:	COMERICA BANK

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT
TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)                                  all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtors books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)                                 all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)                                  all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)                                 all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

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(e)                                  any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.  All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

Notwithstanding the foregoing, the Collateral shall not include any copyrights, patents, trademarks, servicemarks and applications therefor, now owned or hereafter acquired, or any claims for damages by way of any past, present and future infringement of any of the foregoing (collectively, the “Intellectual Property”); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).  Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the Closing Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

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EXHIBIT B

TECHNOLOGY & LIFE SCIENCES DIVISION
LOAN ANALYSIS
LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS [3:00* P.M., Pacific Time/ 3:30 P.M. Eastern Time]

FORMULA BASED LINES:  DEADLINE FOR NEXT DAY PROCESSING IS [3:00* P.M., Pacific Time/ 3:30 P.M. Eastern Time]

DEADLINE FOR EQUIPMENT ADVANCES IS [3:00 P.M., Pacific Time/ 3:30 P.M. Eastern Time]**
DEADLINE FOR WIRE TRANSFERS IS [1:30 P.M., Pacific Time/ 3:30 P.M. Eastern Time]
[*At month end and the day before a holiday, the cut off time is 1:30 P.M., Pacific Time]
**Subject to 3 day advance notice.

To: Loan Analysis	DATE:	TIME:

FAX#:  (650) 846-6840

FROM:	NEXSAN TECHNOLOGIES INCORPORATED	TELEPHONE REQUEST (For Bank Use Only):
Borrower’s Name
FROM:	The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
Authorized Signer’s Name
FROM:	MOHAN VACHANI
Authorized Signer’s Name	Authorized Request & Phone #
PHONE #

FROM ACCOUNT#	Received by (Bank) & Phone #
(please include Note number, if applicable)
TO ACCOUNT#:
(please include Note number, if applicable)	Authorized Signature (Blank)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$	Time:
Com. Status: YES NO
OTHER INSTRUCTIONS:	Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE    YES    NO
If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.

*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Account	$

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: NEXSAN TECHNOLOGIES INCORPORATED	Lender: Comerica Bank

Commitment Amount: $3,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits	$
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Military Accounts	$
13.	Other (please explain on reverse)	$
14.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
15.	Eligible Accounts (#3 minus #14)		$
16.	LOAN VALUE OF ACCOUNTS (80% of #15)		$

BALANCES
17.	Maximum Loan Amount		$3,000,000
18.	Total Funds Available [Lesser of #17 or #16]		$
19.	Present balance owing on Line of Credit		$
20.	Outstanding under Sublimits (Letters of Credit)		$
21.	RESERVE POSITION (#18 minus #l9 and #20)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

NEXSAN TECHNOLOGIES INCORPORATED

By:
Authorized Signer

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	NEXSAN TECHNOLOGIES INCORPORATED

The undersigned authorized officer of NEXSAN TECHNOLOGIES INCORPORATED hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                            with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies.

Monthly financial statements	Monthly within 40 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
AIR & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
AIR Audit	Initial and Semi-Annual	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Quick Ratio	1.50:1.00	:1.00	Yes	No
Measured on a Yearly Basis
Profitability
FY04	$1.00	$	Yes	No
FY05	$2,000,000	$	Yes	No
(Losses FY05)	$(500,000)	$	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER
Date:

SIGNATURE	Verified:
AUTHORIZED SIGNER
TITLE	Date:

DATE	Compliance Status	Yes No

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 22, 2005, by and between COMERICA BANK (“Bank”) and NEXSAN TECHNOLOGIES INCORPORATED (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2004, as amended from time to time (the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Cash” means unrestricted cash and cash equivalents (provided Borrower shall maintain Five Hundred Thousand Dollars ($500,000) in Cash in an account at Bank at all times).

“Eligible Accounts” means those Accounts that arise in the ordinary course of Borrower’s business that comply with all of Borrower’s representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank’s reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof.  Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a)           Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

(b)           Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

(c)           Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

(d)           Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

(e)           Accounts with respect to which the account debtor is an Affiliate of Borrower;

(f)            Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

(g)           Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

(h)           Accounts with respect to which the account debtor is a military agency or which were generated from the sale of defense articles or services;

(i)            Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower or for deposits or other property of the account debtor held by Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

(j)            Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts (the “Concentration Limit”), to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank and provided that that Concentration Limit for Bosch Security Systems, Inc. shall be thirty-five percent (35%);

(k)           Accounts with respect to which the account debtor disputes liability or, makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute pr claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

(l)            Accounts the collection of which Bank reasonably determines to be doubtful.

“Evertrust” means AESign Evertrust Inc., a Canadian corporation

“Evertrust Acquisition” means the acquisition by Borrower of 100% of the issued and outstanding stock of Evertrust.

“Liquidity” means the sum of Cash plus net Accounts receivable.

“Permitted Indebtedness” means:

(a)           Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)           Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)           Indebtedness secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided (i) such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and (ii) such Indebtedness does not exceed $100,000 in the aggregate at any given time; and

(d)           Subordinated Debt; and

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(e)           Indebtedness not to exceed Three Hundred Fifty Thousand Dollars ($350,000) in connection with a guaranty provided to Bell Microproducts.

“Permitted Investment” means:

(a)           Investments existing on the Closing Date disclosed in the schedule;

(b)           Investments in Evertrust;

(c)           (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) certificates of deposit maturing no more than one (I) year from the date of investment therein issued by Bank and (iv) Bank’s money market accounts.

“Revolving Maturity Date” means May 31, 2006.

2.             A new Section 2.5(c) is hereby added to the Agreement as follows:

“Unused Fee.  A fee equal to one quarter of one percent (0.25%) of the difference between the amount then available under the Revolving Line, and the average Daily Balance during the term hereof, paid quarterly in arrears, which shall be nonrefundable.”

3.             Section 6.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Financial Statements, Reports, Certificates.  Borrower shall deliver the following to Bank (a) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet, income, and cash flow statement covering Borrower’s consolidated and consolidating operations during such period, prepared in accordance with GAAP, consistently applied, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within one hundred and twenty (120) days after the end of Borrower’s fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and, if applicable, all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or, to Borrower’s knowledge, threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of’ One Hundred Thousand Dollars ($100,000) or more; (e) as soon as available, but in any event no later than thirty (30) days prior to the beginning of Borrower’s fiscal year, an annual business plan prepared on a consolidated and consolidating basis; and (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

3

Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable.

Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and appraise collateral at Borrower’s expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.”

4.             Section 6.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Accounts.  Borrower shall maintain and shall cause each of its Subsidiaries to maintain all their Cash domiciled in the United States in an account at Bank at all times.”

5.             Section 6.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Bank Debt Liquidity Coverage.  Borrower shall maintain at all times, measured as of the last day of each calendar month on a consolidated basis, a ratio of Liquidity to all Indebtedness to Bank of at least 1.75 to 1.00.

6.             Section 6.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Intentionally Omitted.”

7.             Section 7.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Mergers or Acquisitions.  Merge or consolidate, at permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.  Notwithstanding the foregoing, Borrower shall be permitted to consummate the Evertrust Acquisition upon terms and conditions reasonably acceptable to Bank.”

8.             A new sentence is added to the end of Section 7.8 of the Agreement as follows:

“Notwithstanding the foregoing, Borrower shall be permitted to transfer not more than Four Million Five Hundred Thousand Dollars ($4,500,000) in each fiscal quarter through December 31, 2005 to its subsidiary, Nexsan Technologies Ltd.  (“Nexsan UK”).  Beginning on January 31, 2006, Borrower shall be permitted to transfer not more than Two Million Dollars ($2,000,000) in each fiscal quarter to Nexsan UK.  Borrower shall also be permitted to transfer not more than One Million Five Hundred Thousand Dollars ($1,500,000) in each fiscal quarter through December 31, 2005 to Evertrust.  Beginning on January 31, 2006, Borrower shall be

4

permitted to transfer not more than One Million Dollars ($1,000,000) in each fiscal quarter to Evertrust.

9.             All references in the Loan Documents to Bank’s address at 9920 S.  La Cienega Blvd., Suite 1401, Inglewood, CA 90301, shall mean and refer to 2321 Rosecrans Ave., Suite 5000, El Segundo, CA 90245.

10.           Section 12 of the Agreement as in effect prior to the date of this Amendment hereby is renumbered to read “Section 13,” and references to Section 12 throughout the Agreement as in effect prior to the date of this Amendment shall mean and refer to “Section 13.” New Section 12 hereby is added to the Agreement to read as follows:

12.           REFERENCE PROVISION.

The parties prefer that any dispute between them be resolved in litigation subject to a Jury Trial Waiver as set forth in Section 11 of this Agreement, but the availability of that process is in doubt because of the opinion of the California Court of Appeal in Grafton Partners LP v. Superior Court, 9 Cal.Rptr.3d 511.  This Reference Provision will be applicable until the California Supreme Court completes its review of that case, and will continue to be applicable if either that court or a California Court of Appeal publishes a decision holding that a pre-dispute Jury Trial Waiver provision similar to that contained in the Loan Documents is invalid or unenforceable.  Delay in requesting appointment of a referee pending review of any such decision, or participation in litigation pending review, will not be deemed a waiver of this Reference Provision.

12.1         Mechanics.

(a)           Other than (i) nonjudicial foreclosure of security interests in real or personal property, (ii) the appointment of a receiver or (iii) the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law), any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the Bank and the undersigned (collectively in this Section, the “Loan Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding.  Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the Superior Court or Federal District Court in the County or District where venue is otherwise appropriate under applicable law (the “Court”).

(b)           The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties.  If the parties do not agree, the referee shall be selected by the Presiding Judge of the Court (or his or her representative).  A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.  The referee shall be appointed to sit with all the powers provided by law.  Each party shall have one

5

peremptory challenge pursuant to CCP §170.6.  Pending appointment of the referee, the Court has power to issue temporary or provisional remedies.

(c)           The parties agree that time is of the essence in conducting the reference proceedings.  Accordingly, the referee shall be requested to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (b) if practicable, try all issues of law or fact within ninety (90) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision.  Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP §644.

(d)           The referee will have power to expand or limit the amount and duration of discovery.  The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever.  Unless otherwise ordered, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service.  All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.2         Procedures.  Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding.  All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript.  The party making such a request shall have the obligation to arrange for and pay the court reporter.  Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost (tithe referee and the court reporter at trial.

12.3         Application of Law.  The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California.  The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding.  The referee shall be empowered to enter equitable as well as legal relief, provide all temporary or provisional remedies, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication .  The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference.  The referee’s decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court.  The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee.  The parties reserve the right to findings of fact, conclusions of Laws, a written statement of decision, and the right to move for a new trial or a different

6

judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

12.4         Repeal.  If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration.  The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time.  The Limitations with respect to discovery set fob above shall apply to any such arbitration proceeding.

12.5         THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY, AND THAT THEY ARE IN EFFECT WAIVING THEIR RIGHT TO TRIAL BY JURY IN AGREEING TO THIS REFERENCE PROVISION.  AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY DISPUTE BETWEEN THEM WHICH ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

11.           Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

12.           Bank hereby waives Borrower’s violation of Section 6.8 and Section 6.9 of the Agreement through the date hereof.

13.           No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

14.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

15.           Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

16.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

7

(a)           this Amendment, duly executed by Borrower;

(b)           a warrant to purchase preferred stock;

(c)           an affirmation of Guaranty executed by Guarantor;

(d)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(e)           an Amended and Restated Third Party Pledge Agreement executed by Guarantor;

(f)            a Certificate of the Secretary of Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of the affirmation of Guaranty and Amended and Restated Third Party Pledge and Security Agreement;

(g)           a Third Party Pledge Agreement executed by 6360246 Canada Inc.;

(h)           a Certificate of the Secretary of 6360246 Canada Inc. with respect to incumbency and resolutions authorizing the execution and delivery of the Third Party Pledge Agreement;

(i)            a Third Party Pledge Agreement executed by 6360319 Canada Inc.;

(j)            a Certificate of the Secretary of 6360319 Canada Inc, with respect to incumbency and resolutions authorizing the execution and delivery of the Third Party Pledge Agreement;

(k)           the certificate(s) for the Shares, together with Assignment(s) Separate from Certificate, duly executed by in blank;

(l)            a commitment fee in the amount of $5,000, which may be debited from any of Borrower’s accounts;

(m)          all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(n)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

17.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NEXSAN TECHNOLOGIES INCORPORATED

By:	/s/ Dale J. Bartos

Title:	CFO

COMERICA BANK

By:	/s/ ILLEGIBLE

Title:	AVP

9

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	NEXSAN TECHNOLOGIES INCORPORATED

The undersigned authorized officer of NEXSAN TECHNOLOGIES INCORPORATED hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 30 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:	1.75:1.00	:1.00	Yes	No
Minimum Liquidity

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE

	Compliance Status	Yes	No
DATE

10

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 10, 2005, by and between COMERICA BANK (“Bank”) and NEXSAN TECHNOLOGIES INCORPORATED (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2004 (as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of April 22, 2005, the “Agreement”). The parties desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated to read in their entirety as follows:

“‘Intercreditor Agreement’ means that certain Intercreditor Agreement dated as of August 10, 2005 between Bank and ORIX, in form and content acceptable to Bank.”

“‘ORIX’ means ORIX Venture Finance LLC and its successor and assigns.”

“‘ORIX Loan Agreement’ means that certain Loan and Security Agreement dated as of August 10, 2005 by and between Borrower and ORIX, as the same may be modified or amended from time to time, in form and content reasonably acceptable to Bank.”

“‘Permitted Indebtedness’ means:

(a)                                  Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)                                 Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)                                  Indebtedness under the ORIX Loan Agreement;

(d)                                 Indebtedness secured by a lien described in clause (c) of the defined term ‘Permitted Liens,’ provided (i) such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and (ii) such Indebtedness does not exceed $100,000 in the aggregate at any given time;

(e)                                  Subordinated Debt; and

(f)                                    Indebtedness not to exceed Three Hundred Fifty Thousand Dollars ($350,000) in connection with a guaranty provided to Bell Microproducts.”

“‘Permitted Liens’ means the following:

(a)                                  Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

(b)                                 Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank’s security interests;

(c)                                  Liens (i) upon or in any equipment which was not financed by Bank acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

(d)                                 Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; and

(e)                                  Liens securing the Indebtedness of Borrower to ORIX under the ORIX Loan Agreement.”

2.                                       Section 2.3(a)(i) of the Agreement is amended and restated in its entirety to read as follows:

“(i)                               Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a variable rate equal to one quarter of one percent (.25%) above the Prime Rate.”

3.                                       The second sentence of Section 4.1 of the Agreement is amended and restated in its entirety to read as follows:

“Except as set forth in the Schedule, and subject to the Intercreditor Agreement, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.”

4.                                       The last sentence of Section 6.3 of the Agreement is amended and restated in its entirety to read as follows:

“Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and Inventory and appraise Collateral at Borrower’s expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.”

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5.                                       A new Section 8.11 is added to the Agreement to read in its entirety as follows:

“8.11                     Intercreditor Agreement. If any default or event of default occurs under the Intercreditor Agreement.”

6.                                       Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

7.                                       On or before September 10, 2005, Borrower shall deliver to Bank (a) a duly executed Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment and (b) a duly executed Certificate of the Secretary of Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of the affirmation of Guaranty, each substantially in the form of the Certificates of Secretary attached hereto.

8.                                       No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

9.                                       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10.                                 Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

11.                                 As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                  this Amendment, duly executed by Borrower;

(b)                                 the Intercreditor Agreement, duly executed by the parties thereto;

(c)                                  an affirmation of Guaranty executed by Guarantor;

(d)                                 an incumbency certification for Borrower;

(e)                                  an incumbency certification for Guarantor;

(f)                                    an amendment fee in the amount of $7,500, which may be debited from any of Borrower’s accounts;

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(g)                                 all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(h)                                 such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12.                                 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature page follows]

4

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NEXSAN TECHNOLOGIES INCORPORATED

By:	/s/ Dale J. Bartos

Title:	CFO

COMERICA BANK

By:	[ILLEGIBLE]

Title:	AVP

5

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:                                                       COMERICA BANK

FROM:                                    NEXSAN TECHNOLOGIES INCORPORATED

The undersigned authorized officer of NEXSAN TECHNOLOGIES INCORPORATED hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of March 31, 2004 between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 30 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Liquidity	1.75:1.00	:1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
AUTHORIZED SIGNER
Sincerely,
Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

TITLE	Date:

	Compliance Status	Yes	No
DATE

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER

This Third Amendment to Loan and Security Agreement and Waiver (this “Amendment”) is entered into as of May 30, 2006, by and between COMERICA BANK (“Bank”) and NEXSAN TECHNOLOGIES INCORPORATED (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement and Waiver dated as of March 31, 2004, as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of April 22, 2005, that certain Second Amendment to Loan and Security Agreement dated as of August 10, 2005 and that certain Forbearance Agreement dated as of January 27, 2006 (collectively, the “Agreement”). The parties desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       Bank hereby waives Borrower’s violation of Section 6.3(b) of the Agreement for Borrower’s fiscal year ended June 30, 2005. This waiver is specific as to content and time, shall be limited precisely as written, and shall not constitute a waiver of any other current or future Default or Event of Default or breach of any covenant contained in the Agreement or the terms and conditions of any other Loan Documents. Bank expressly reserves all of its various rights, remedies, powers and privileges under the Agreement and the other Loan Documents due to any other Default or breach not waived herein.

2.                                       Section 1.1 of the Agreement is hereby amended by adding or amending and restating the following defined terms:

“‘Adjusted Net Income’ means with respect to any fiscal period, an amount equal to the sum of (a) consolidated net income of Borrower and Guarantor for such fiscal period, plus (b) in each case to the extent deducted in the calculation of the consolidated net income of Borrower and Guarantor and without duplication, depreciation and amortization for such period.”

“‘Revolving Maturity Date’ means November 30, 2006.”

“‘Sale’ means (a) the sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of Borrower and/or Guarantor, or (b) the reorganization, consolidation, merger or sale of the voting securities of Borrower and/or Guarantor or any other transaction where the holders of Borrower’s and/or Guarantor’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction pursuant to purchase agreement(s) with terms and conditions reasonably acceptable to Bank.”

3.                                       Section 2.3(a)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(i)                               Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a variable rate equal to three quarters of one percent (.75%) above the Prime Rate.”

4.                                       The second paragraph of Section 6.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

“On a weekly basis, for the preceding week, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings by invoice date of accounts receivable and accounts payable.”

5.                                       A new Section 6.11 is hereby added to the Agreement to read in its entirety as follows:

“6.11                     Adjusted Net Income/(Loss). Borrower shall maintain, on a consolidated basis with Guarantor, a minimum/(maximum) Adjusted Net Income/(Loss) of (a) not more ($300,000) for the fiscal quarter ending June 30, 2006 and (b) not less than $500,000 for the fiscal quarter ending September 30, 2006.”

6.                                       Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

7.                                       Borrower acknowledges that the issuance date of the warrant to be executed as of the date hereof shall be October 1, 2006 if the Sale has not been consummated on or before September 30, 2006.

8.                                       No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

9.                                       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10.                                 Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default (other than the one referenced in the first paragraph above) has occurred and is continuing.

11.                                 As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

2

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           an Affirmation of Guaranty executed by Guarantor;

(d)           a Certificate of the Secretary of Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of the affirmation of Guaranty;

(e)           a Warrant substantially in the form of Annex A attached hereto;

(f)            an amendment fee in the amount of $5,000, which may be debited from any of Borrower’s accounts;

(g)           all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(h)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12.                                 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature page follows]

3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NEXSAN TECHNOLOGIES INCORPORATED

By:	/s/ Dale J. Bartos

Title:	CFO

COMERICA BANK

By:	/s/ Gary Reagan

Title:	SVP

4

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:                                                       COMERICA BANK

FROM:                                    NEXSAN TECHNOLOGIES INCORPORATED

The undersigned authorized officer of NEXSAN TECHNOLOGIES INCORPORATED hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of March 31, 2004 between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                         with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Weekly	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Liquidity	1.75:1.00	:1.00	Yes	No
Minimum Cash in Bank	$ 500,000	$	Yes	No

Measured on a Quarterly Basis:
Minimum/(Maximum) Adjusted Net	Not more than	$	Yes	No
Income/Loss	($300,000) for the fiscal quarter ending 6/30/06
Note less than $500,000 for the fiscal quarter ending 9/30/06

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER

Date:
SIGNATURE
Verified:
AUTHORIZED SIGNER

TITLE	Date:

	Compliance Status	Yes	No
DATE

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND WAIVER AND CONSENT

This Fourth Amendment to Loan and Security Agreement and Waiver and Consent (this “Amendment”) is entered into as of November 2, 2006, by and between COMERICA BANK (“Bank”) and NEXSAN TECHNOLOGIES INCORPORATED (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2004, as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of April 22, 2005, that certain Second Amendment to Loan and Security Agreement dated as of August 10, 2005, that certain Forbearance Agreement dated as of January 27, 2006 (the “Forbearance Agreement”), and that certain Third Amendment to Loan and Security Agreement and Waiver dated as of May 30, 2006 (collectively, the “Agreement”).  The parties desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             With respect to Section 6.3(b) of the Agreement and with respect only to Borrower’s fiscal year ending June 30, 2006: (a) Bank hereby waives the requirement that Borrower provide it with an unqualified opinion for its fiscal year ending June 30, 2006 financial statements, so long as the only qualification set forth in the opinion delivered to Bank for such fiscal year ending period is a going concern qualification resulting from Borrower’s liquidity position, with any other qualification to result in a breach of Section 6.3(b); and (b) Bank extends the deadline set forth therein from 120 days to 180 days, it being understood and agreed that the audited financial statements (and other information) delivered to Bank for such fiscal year ending period shall contain no material changes from the unaudited financial statements (and other information) previously delivered to the Bank for the same period.

2.             Notwithstanding anything to the contrary contained in the Loan Documents, Bank consents to Guarantor’s granting of a security interest in its assets in favor of (a) Terrapin, which security interest in favor of Terrapin shall be subject to the terms and conditions of the Subordination and Intercreditor Agreement; (b) VantagePoint Venture Partners IV (Q), L.P., as collateral agent (the “Collateral Agent”) for the Subordinated Debt Investors, pursuant to the Amended and Restated Subordinated Security Agreement, dated as of August 8, 2006, between Guarantor, the Collateral Agent and the Subordinated Debt Investors (the “Amended and Restated Subordinated Security Agreement”), which security interest is subject to the terms and conditions of the Bridge Lender Subordination Agreements; and (c) subject to the Collateral Agent becoming bound by the terms of the Subordination and Intercreditor Agreement, the Collateral Agent for the benefit of Terrapin and the Subordinated Debt Investors, if and to the extent the Amended and Restated Subordinated Security Agreement is further amended and restated to add Terrapin as a party thereto and provide for the security interest to be granted to Terrapin as contemplated in clause (a) immediately preceding.  Bank waives any Event of Default under Section 4(b) of the Amended and Restated Third Party Pledge Agreement dated

1

April 22, 2005 by and among Bank and Guarantor caused by Guarantor’s failure to comply with Sections 2(a) and 2(b) thereof in respect of the security interests granted to Terrapin, the Subordinated Note Investors and the Collateral Agent described herein.  Notwithstanding anything to the contrary contained in the Loan Documents, Bank consents to Borrower’s payment of One Million Dollars ($1,000,000) to Orix from the proceeds of the Terrapin Note, in partial repayment of the indebtedness under the Orix Loan Agreement.

3.             The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated to read in their entirety as follows:

“‘Bridge Lender Subordination Agreements’ means those certain Subordination Agreements, dated as of January 27, 2006 and August 8, 2006, respectively, between Bank and the Subordinated Debt Investors.”

“‘Revolving Line’ means a credit extension of up to Two Million Five Hundred Thousand Dollars ($2,500,000).”

“‘Revolving Maturity Date’ means January 31, 2007.”

“‘Subordination and Intercreditor Agreement’ means that certain Subordination and Intercreditor Agreement dated as of November 2, 2006 between Bank and Terrapin, in form and content acceptable to Bank.”

“‘Terrapin’ means Terrapin Partners LLC and its successor and assigns.”

“‘Terrapin Note’ means that certain 8% Secured Convertible Subordinated Bridge Note dated as of November 2, 2006 by and between Guarantor and Terrapin, as the same may be modified or amended from time to time, in form and content reasonably acceptable to Bank.”

4.             Section 6.3(b) of the Agreement is hereby amended to extend the one hundred and twenty (120) day period set forth therein to one hundred and eighty (180) days.  All other terms and provisions of Section 6.3 remain unchanged and in full force and effect.

5.             Section 6.11 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.11  Adjusted Net Income/(Loss).  Borrower shall maintain, on a consolidated basis with Guarantor, a minimum/(maximum) Adjusted Net Income/(Loss) of (a) not more than ($1,000,000) for the fiscal quarter ending September 30, 2006, and (b) not more than ($900,000) for the fiscal quarter ending December 31, 2006.”

6.             Section 8.11 of the Agreement is amended and restated in its entirety to read as follows:

“8.11  Intercreditor Agreements.  If any default or event of default occurs under the Intercreditor Agreement, the Subordination and Intercreditor Agreement or any of the Bridge Lender Subordination Agreements.”

2

7.             Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

8.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

9.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10.           Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

11.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           the Subordination and Intercreditor Agreement, duly executed by the parties thereto (together with a side-letter from the Collateral Agent (as defined above) agreeing to be bound by the terms thereof);

(d)           a Limited Liability Company Resolution to Subordinate in connection with the Subordination and Intercreditor Agreement;

(e)           the Terrapin Note and any and all related documents, duly executed by all parties thereto;

(f)            evidence that the Borrower has closed the transaction evidenced by the Terrapin Note and has received the loan proceeds from such transaction;

(g)           an affirmation of Guaranty executed by Guarantor;

(h)           a Certificate of the Secretary of Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of the affirmation of Guaranty;

(i)            an amendment fee in the amount of $5,000, which may be debited from any of Borrower’s accounts;

3

(j)            all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(k)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12.           As a condition subsequent to this Amendment, Bank, as soon as practicable, shall have received a fully executed lockbox agreement (in form and substance satisfactory to Bank) into which all collections on Borrower’s Accounts shall be deposited, with Borrower’s failure to cause same to constitute an Event of Default.

13.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NEXSAN TECHNOLOGIES INCORPORATED

By:	/s/ Philip Black

Title:	CEO

COMERICA BANK

By:	/s/ Gary Reagan

Title:	SVP

4

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	NEXSAN TECHNOLOGIES INCORPORATED

The undersigned authorized officer of NEXSAN TECHNOLOGIES INCORPORATED hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of March 31, 2004 between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                  with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly Financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Weekly	Yes	No
A/R and Inventory Audit	Initial and Semi-Annual	Yes	No

Financial Covenant	Required	Actual		Complies

Measured on a Monthly Basis:
Minimum Liquidity	1.75:1.00	:1.00	Yes	No
Minimum Cash in Bank	$500,000	$	Yes	No

Measured on a Quarterly Basis:
Minimum/(Maximum) Adjusted Net Income/(Loss)	Not more than $(1,000,000 for the fiscal quarter ending (09/30/06)	$	Yes	No

Not more than ($900,000) for the fiscal quarter ending 12/31/06

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:
SIGNATURE
Verified:
AUTHORIZED SIGNER
TITLE
Date:
DATE
	Compliance Status	Yes	No

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of February 22, 2007, by and between COMERICA BANK (“Bank”) and NEXSAN TECHNOLOGIES INCORPORATED (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2004, as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of April 22, 2005, that certain Second Amendment to Loan and Security Agreement dated as of August 10, 2005, that certain Forbearance Agreement dated as of January 27, 2006, that certain Third Amendment to Loan and Security Agreement and Waiver as May 30, 2006 and that certain Fourth Amendment to Loan and Security Agreement and Waiver and Consent dated as of November 2, 2006 (collectively, the “Agreement”). The parties desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 1.1 of the Agreement is hereby amended by adding or amending and restating the following defined terms:

“‘Equity Event’ means the receipt by Borrower after February 22, 2007 of cash proceeds of not less than $6,000,000 from the sale or issuance of Borrower’s equity securities from investors acceptable to Bank.”

“`Revolving Maturity Date’ means July 31, 2007; provided, however, that upon Bank’s receipt of evidence satisfactory to it of the consummation of the Equity Event, ‘Revolving Maturity Date’ shall mean January 31, 2008.”

2.             Section 6.11 of the Agreement is hereby amended and restated to read in its entirety as follows:

“6.11       Adjusted Net Income/(Loss).  Measured on a quarterly basis, Borrower shall maintain, on a consolidated basis with Guarantor, a minimum/(maximum) Adjusted Net Income/(Loss) of not less than/(more than) the amounts of Adjusted Net Income/(Loss) set forth below during the periods set forth below:

Period Ending	Minimum/Maximum Adjusted Net Income/(Loss)
Fiscal quarter ending March 31, 2007	$(1,000,000)
Six months ending June 30, 2007	$(1,500,000)
Nine months ending September 30, 2007	$(1,500,000)
Twelve months ending December 31, 2007	$(1,000,000)

The Adjusted Net Income/(Loss) covenant will no longer be tested commencing with the first fiscal quarter of Borrower following the consummation of the Equity Event.”

3.             Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

4.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6.             Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           an Affirmation of Guaranty executed by Guarantor;

(d)           a Certificate of the Secretary of Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of the affirmation of Guaranty;

(e)           an amendment fee in the amount of $5,000, which may be debited from any of Borrower’s accounts;

(f)            all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(g)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8.             Bank acknowledges that Borrower is no longer required to establish a lockbox with Bank as set forth in paragraph 12 of the Fourth Amendment to Loan and Security Agreement and Waiver and Consent dated as of November 2, 2006.

9.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NEXSAN TECHNOLOGIES INCORPORATED

By:	/s/ Gene Spies

Title:	CFO

COMERICA BANK

By:	/s/ Gary Reagan

Title:	SVP

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	NEXSAN TECHNOLOGIES INCORPORATED

The undersigned authorized officer of NEXSAN TECHNOLOGIES INCORPORATED hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of March 31, 2004 between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                                    with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly, within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly	Yes	No
A/R and Inventory Audit	Initial and Semi-Annual	Yes	No

Financial Covenants	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Liquidity	1.75:1.00	:1.00	Yes	No
Minimum Cash in Bank	$500,000	$	Yes	No

Measured on a Quarterterly Basis:
Minimum/(Maximum) Adjusted Net	See Section 6.11 of	$	Yes	No
Income/(Loss)*	the Agreement

* Covenant will no longer be tested upon the consummation of the Equity Event.

Comments Regarding Exceptions:           See Attached.

BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:
SIGNATURE
Verified:
TITLE	AUTHORIZED SIGNER

DATE	Date:

	Compliance Status	Yes	No

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of September 12, 2007, by and between COMERICA BANK (“Bank”) and NEXSAN TECHNOLOGIES INCORPORATED (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2004, as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of April 22, 2005, that certain Second Amendment to Loan and Security Agreement dated as of August 10, 2005, that certain Forbearance Agreement dated as of January 27, 2006, that certain Third Amendment to Loan and Security Agreement and Waiver as May 30, 2006, that certain Fourth Amendment to Loan and Security Agreement and Waiver and Consent dated as of November 2, 2006 and that certain Fifth Amendment to Loan and Security Agreement dated as of February 22, 2007 (collectively, the “Agreement”).  The parties desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 1.1 of the Agreement is hereby amended by adding or amending and restating the following defined terms:

“‘Revolving Line’ means a credit extension of up to Three Million Dollars ($3,000,000).”

“‘Revolving Maturity Date’ means July 31, 2008.”

2.             Section 2.3(a)(i) of the Agreement is hereby amended and restated to read in its entirety as follows:

“(i)          Advances.  Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a variable rate equal to one quarter of one percent (0.25%) above the Prime Rate.”

3.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.             Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           an Affirmation of Guaranty executed by Guarantor;

(d)           a Certificate of the Secretary of Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of the affirmation of Guaranty;

(e)           an amendment fee in the amount of $2,500, which may be debited from any of Borrower’s accounts;

(f)            all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(g)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature page follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NEXSAN TECHNOLOGIES INCORPORATED

By:	/s/ Gene Spies

Title:	CFO

COMERICA BANK

By:	/s/ W.S. Lemmer

Title:	SVP

3

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of December 20, 2007, by and between COMERICA BANK (“Bank”) and NEXSAN TECHNOLOGIES INCORPORATED (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2004, as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of April 22, 2005, that certain Second Amendment to Loan and Security Agreement dated as of August 10, 2005, that certain Forbearance Agreement dated as of January 27, 2006, that certain Third Amendment to Loan and Security Agreement and Waiver as May 30, 2006, that certain Fourth Amendment to Loan and Security Agreement and Waiver and Consent dated as of November 2, 2006 and that certain Fifth Amendment to Loan and Security Agreement dated as of February 22, 2007 and that certain Sixth Amendment to Loan and Security Agreement dated as of September 12, 2007 (collectively, the “Agreement”).  The parties desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 6.3(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

“(b) as soon as available, but in any event within (i) two hundred and forty (240) days after the end of Borrower’s 2007 fiscal year and (ii) one hundred and eighty (180) days after the end of each of Borrower’s fiscal years thereafter, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together, with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank;”

2.             Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

3.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.             Borrower is a party to certain documents, instruments and/or agreements (collectively, the “Documents”) with or between it and Comerica Bank, a Michigan banking corporation (the “Merged

Bank”).  The Merged Bank has been merged with and into Comerica Bank, a Texas banking association.  Borrower hereby acknowledges and agrees that any reference in the Documents to Comerica Bank, a Michigan banking corporation, shall mean Comerica Bank, a Texas banking association, as successor by merger to the Merged Bank.

6.             Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NEXSAN TECHNOLOGIES INCORPORATED

By:	/s/ Gene Spies

Title:	CFO

COMERICA BANK

By:	/s/ W.S. Lemmer

Title:	SVP

3

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	NEXSAN TECHNOLOGIES INCORPORATED

The undersigned authorized officer of NEXSAN TECHNOLOGIES INCORPORATED hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of March 31, 2004 between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                                                                with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly, within 30 days	Yes	No
Annual (CPA Audited)	FYE within 180 days (within 240 for 2007 FY)	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days	Yes	No
A/R and Inventory Audit	Initial and Semi-Annual	Yes	No

Financial Covenants	Required	Actual	Complies

Measured on a Monthly Basis:			Yes	No
Minimum Liquidity	1.75:1.00	:1.00	Yes	No
Minimum Cash in Bank	$500,000	$	Yes	No

Measured on a Quarterly Basis:			Yes	No
Minimum/(Maximum) Adjusted Net Income/(Loss)*	See Section 6.11 of the Agreement	$	Yes	No

* Covenant will no longer be tested upon the consummation of the Equity Event.

Comments Regarding Exceptions:	See Attached.	BANK USE ONLY

Sincerely,		Received by:
AUTHORIZED SIGNER

Date:
SIGNATURE
Verified:
AUTHORIZED SIGNER

TITLE		Date:

		Compliance Status	Yes	No